                                                                   Exhibit 99.22

GE CAPITAL MORTGAGE SERVICES, INC.

MONTHLY STATEMENT

 JANUARY 1997

REMIC Multi-Class Pass-Through Certificates

Series 1996-9

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 9-A1 ....   $   12.74872783             Class 9-PO ....   $    1.05081212
Class 9-A2 ....   $   18.70802286             Class 9-M .....   $    0.72451235
Class 9-A3 ....   $    0.00000000             Class 9-B1 ....   $    0.72451214
Class 9-A4 ....   $    0.72451194             Class 9-B2 ....   $    0.72451243
Class 9-A5 ....   $    0.00000000             Class 9-B3 ....   $    0.72451030
Class 9-A6 ....   $    0.00000000             Class 9-B4 ....   $    0.72451539
Class 9-A7 ....   $   12.74872750             Class 9-B5 ....   $    0.72450792
Class 9-A8 ....   $    0.00000000             Class 9-R .....   $    0.00000000
Class 9-A9 ....   $   12.70673255             Class 9-RL ....   $    0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 9-A1 ....   $   11.69976555             Class 9-PO ....   $    0.96435155
Class 9-A2 ....   $   17.16873121             Class 9-M .....   $    0.00000000
Class 9-A3 ....   $    0.00000000             Class 9-B1 ....   $    0.00000000
Class 9-A4 ....   $    0.66489927             Class 9-B2 ....   $    0.00000000
Class 9-A5 ....   $    0.00000000             Class 9-B3 ....   $    0.00000000
Class 9-A6 ....   $    0.00000000             Class 9-B4 ....   $    0.00000000
Class 9-A7 ....   $   11.69976525             Class 9-B5 ....   $    0.00000000
Class 9-A8 ....   $    0.00000000             Class 9-R .....   $    0.00000000

Class 9-A9 ....   $   11.66122564             Class 9-RL ....   $    0.00000000

     iii) The amount of such distribution to the Certificateholders of each class, allocable to
          Interest:

Class 9-A1 ....        5.48110466             Class 9-PO ....        0.00000000
Class 9-A2 ....        5.50633161             Class 9-M .....        6.22378846
Class 9-A3 ....        6.25000004             Class 9-B1 ....        6.22378849
Class 9-A4 ....        6.22378788             Class 9-B2 ....        6.22378804
Class 9-A5 ....        6.25000000             Class 9-B3 ....        6.22378587
Class 9-A6 ....        6.04166635             Class 9-B4 ....        6.22379252
Class 9-A7 ....        4.97214491             Class 9-B5 ....        6.22378505
Class 9-A8 ....        2.07498972             Class 9-R .....        0.00000000
Class 9-A9 ....        5.67806030             Class 9-RL ....        0.00000000
                                              Class 9-S .....        0.28540066

     iv)  The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution...........................          55,798.47

(b) The amounts below are for the aggregate of all Certificates.

     v)   The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................    $287,795,985.27

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................                981

     vi)  The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                       Class Certificate            Single
                                       Principal Balance     Certificate Balance

                    Class 9-A1 ....      $ 92,049,840.42               926.87
                    Class 9-A2 ....      $ 19,896,099.01               892.68
                    Class 9-A3 ....      $ 60,738,910.00             1,000.00
                    Class 9-A4 ....      $ 29,513,921.02               995.08
                    Class 9-A5 ....      $  4,443,000.00             1,000.00
                    Class 9-A6 ....      $ 10,370,000.00             1,000.00

                    Class 9-A7 ....      $ 37,994,362.20               926.87
                    Class 9-A8 ....      $ 37,994,362.20               926.87
                    Class 9-A9 ....      $ 13,600,384.65               927.11
                    Class 9-PO ....      $  1,920,932.65               971.02
                    Class 9-M .....      $  6,006,440.66               995.08
                    Class 9-B1 ....      $  3,754,024.78               995.08
                    Class 9-B2 ....      $  3,603,864.00               995.08
                    Class 9-B3 ....      $  1,651,770.71               995.08
                    Class 9-B4 ....      $    900,965.74               995.08
                    Class 9-B5 ....      $  1,351,469.43               995.08
                    Class 9-R .....      $          0.00                 0.00
                    Class 9-RL ....      $          0.00                 0.00
                    Class 9-S .....      $211,295,063.73               944.26

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
          unpaid principal balance .........................    $             0
          number of related mortgage loans .................                  0

    viii) The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

            (a)  delinquent
                (1)  30-59 days
             Number                14       Principal Balance   $  3,735,807.45
                (2)  60-89 days
             Number                 2       Principal Balance   $    492,298.41
                (3)  90 days or more
             Number                 0       Principal Balance   $          0.00

            (b)  in foreclosure
             Number                 1       Principal Balance   $    323,818.36

     ix)  The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

              Class 9-A7: ...............          6.350000%
              Class 9-A8: ...............          2.650000%
              Class 9-S: ................          0.356100%


     xi)  The Certificate Interest Rates for the current
          Interest Accrual Period:

              Class 9-A7: ...............          6.100000%
              Class 9-A8: ...............          2.900000%

     xii) Senior Percentage for such Distribution Date: ....        94.00588400%

    xiii) Group I Senior Percentage for such Distribution
          Date: ............................................        83.76124700%

     xiv) Group II Senior Percentage for such Distribution
          Date: ............................................        10.24463700%

     xv)  Senior Prepayment Percentage for such Distribution
          Date: ............................................       100.00000000%

     xvi) Group I Senior Prepayment Percentage for such
          Distribution Date: ...............................       100.00000000%

    xvii) Group II Senior Prepayment Percentage for such
          Distribution Date: ...............................         0.00000000%

   xviii) Junior Percentage for such Distribution Date: ....         5.99411600%

     xix) Junior Prepayment Percentage for such Distribution
          Date: ............................................         0.00000000%